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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

      We consent to the use of our report dated November 16, 2000, in Amendment No. 1 to the Registration Statement (Form 20F/A) of America Movil, S.A. de C.V. for the registration of its A shares under the Securities and Exchange Act of 1934.

                                          Mancera, S.C.
                                          Member of
                                          Ernst & Young International

                                          /s/ Francisco Alvarez del Campo

                                          C.P.C. Francisco Alvarez del Campo

Mexico City, Mexico
February 2, 2000